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Exhibit 99.1

3rd Quarter 2002 Presentation

SAFE HARBOR STATEMENT

        This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on management's current expectations, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, and the company expressly does not undertake any duty to update forward- looking statements, which speak only as of the date of this document. Those risks and uncertainties include, but are not limited to: acquisition integration risks; special interest groups; contaminations; industry trends; new displacement technologies; outsourcing trends; USDA and FDA regulation; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; and changes in generally accepted accounting principles. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in the Company's registration statement on Form S-3 as filed on April 9, 2002, with the Securities and Exchange Commission.

CONTRIBUTING TO THE SEARCH FOR HEALTHIER LIVES

        Leading provider of products and services that facilitate drug discovery and development

        A unique focus on the pre-clinical space

INVESTMENT HIGHLIGHTS

  •
  Predictable and consistent financial performance

  •
  Leading market shares

  •
  Longstanding customers

  •
  Acquisition track record

  •
  Experienced management team

  •
  Growth driven by pharma R&D spending

  •
  Preclinical outsourcing

INVESTMENT HIGHLIGHTS

  •
  55 years in business

  •
  More than 3 decades of consistent growth and profitability

  •
  2001 financial results

  •
  Revenues—$466 million

  •
  Operating margin—19.4%

  •
  5000 employees worldwide

  •
  20% have been with Charles River 10 years or more

  •
  Management team average experience—20 years

76 production and laboratory facilities in 16 countries

28 contract staffing locations

CRITICAL PATH TO DRUG DEVELOPMENT

GROWTH IN PHARMA R&D SPENDING

Source: 2001 PhRMA Annual Survey—U.S. Pharma R&D spending, domestic and abroad.

BUSINESS SEGMENTS

Research Models

Biomedical Products & Services

REVENUE COMPOSITION

2001 Sales: $466 million

  •
  Customers include all major pharmaceutical and biotech companies

  •
  No commercial customer accounts for > 3% of revenues

ANIMAL RESEARCH MODELS:
42% OF REVENUES

  •
  More than 130 genetically and virally defined research models

  •
  Movement towards disease models—Diabetes, Alzheimer's, Cardiovascular

  •
  Mandated by FDA and global regulatory agencies

UNIQUE COMPETITIVE ADVANTAGES

  •
  Global reach

  •
  Long-standing customer relationships

  •
  Scientific depth

  •
  Biosecurity

MARKET SHARE LEADER

2001 Worldwide Market Opportunity: $475+ million

Charles River is 4x Larger than its Next Competitor

Source: Company estimates

NEW DEVELOPMENTS

STRATEGIC PARTNERSHIP WITH THE JACKSON LABORATORIES

  •
  Premier mammalian genetic research institution

  •
  Hundreds of unique mouse models

  •
  Exclusive distribution in Europe and Japan

CAPACITY EXPANSION

  •
  Canada production facility

  •
  Added 25% more space

  •
  Massachusetts production facility

  •
  Added 40% more space

  •
  California production facility

  •
  Added 33% more space

BIOMEDICAL PRODUCTS AND SERVICES:
58% OF REVENUES

  •
  Focus on high-growth areas of drug discovery and development

  •
  Discovery Services

  •
  Development Services

  •
  in vitro Technologies

  •
  Vaccine Support Services

  •
  Enables customers to outsource required drug development procedures

WORLDWIDE MARKET OPPORTUNITY
$2 billion +

Charles River is #1 in all major markets

DISCOVERY SERVICES

Transgenic Services

  •
  Facilities in US, France, Japan

Laboratory and Research Services

  •
  Genetic testing

  •
  Infectious disease testing

  •
  Drug efficacy testing

Contract Site Management

  •
  $25 million five-year NCI-Frederick contract

4 year CAGR: 43%

NEW DEVELOPMENTS

DISCOVERY SERVICES

  •
  Growth of Transgenic Services business

  •
  New facility in Wilmington, MA added 70,000 sq ft—50% occupied, 50% expansion space

DISCOVERY & DEVELOPMENT SERVICES

  •
  Contract site management

  •
  9 new contracts worldwide

  •
  10% headcount increase

FULL RANGE OF
DEVELOPMENT SERVICES

        Entire range of services to take molecule from discovery to FDA filing

  •
  Drug Safety Assessment

  •
  Pharmacokinetics/Metabolism

  •
  Bioanalytical Chemistry

  •
  Surgery/Pharmacology

  •
  Biosafety Testing

  •
  Bioproduction Services

  •
  Pathology Services

2001 pro forma growth of 20% (4 year CAGR: 156%)

MAJOR ACQUISITIONS

BIOLABS —June 2002

Description	Privately held pre-clinical outsourcing services in western Ireland Performs bioassay, animal health, and medical device support
2001 Revenue	$10 million
Rationale	Established a base for expansion of our services portfolio in Europe
EPS Impact	Accretive in 2002 by $0.01 to $0.02

MAJOR ACQUISITIONS

SPRINGBORN LABORATORIES —October 2002

Description	Privately held Ohio-based general and specialty toxicology services
LTM Revenue	$15 million
Rationale	Expanded geographic base and customer base to medium and small biopharmaceutical customers
EPS Impact	Neutral to slightly accretive in 2002 and accretive in 2003 by $0.03 to $0.04 after amortization of intangibles

JOINT VENTURE

CHARLES RIVER PROTEOMICS SERVICES—October 2002

        80/20 joint venture between Charles River and Proteome Systems Ltd provides leading-edge proteomics testing and analysis to enable researchers to rapidly identify proteins that may have commercial value as drug targets, biomarkers, or as the basis for diagnostic tests

IN VITRO TECHNOLOGIES

  •
  Only FDA-approved alternative to animal testing

  •
  Endotoxin testing for injectable drug / medical device lot release

4 year CAGR: 18%

IN VITRO (NON-ANIMAL) TECHNOLOGIES—
EXPANDED MARKET OPPORTUNITIES

  •
  In Vitro Pyrogen Test

  •
  Aimed at $50 million market for lot-release testing of products derived from human blood and biologicals

IN VITRO (NON-ANIMAL) TECHNOLOGIES—
EXPANDED MARKET OPPORTUNITIES

  •
  Portable LAL Device

  •
  Allows endotoxintesting in the workplace in real time

  •
  Developed in house

  •
  Technology leader

  •
  FDA approval in process

  •
  Once approved, doubles the market opportunity

CORPORATE OBJECTIVE:
DELIVER 20% ANNUAL GROWTH *

DRIVERS

  •
  Increased pharma/biotech R&D spending

  •
  Increased outsourcing

  •
  Investment in genomics and proteomics

  •
  Creating new specialty models

  •
  Expanding in vitro technologies

  •
  Increased R&D focus

  •
  Acquisitions

*
Assumes 12-15% organic growth and 5+% acquisitive growth.

GROWTH—MORE SALES TO SAME CUSTOMERS

Note: Results are not to scale.

GROWTH THROUGH STRATEGIC ACQUISITIONS

  •
  21 acquisitions and alliances since 1994

  •
  Stringent criteria for acquisitions

  •
  Non-dilutive

  •
  20% operating margin

  •
  15%+ top-line growth

  •
  Leading player

  •
  Scientific leadership

  •
  Leverage worldwide infrastructure

FINANCIAL OVERVIEW

FINANCIAL HIGHLIGHTS

SOLID FINANCIAL PERFORMANCE

  •
  Exceeded Wall Street earnings estimates in all 9 quarters post IPO

  •
  Provided guidance of $1.41 to $1.43 for CY 2002 vs. $0.94 for CY 2001(1)

(1)
Excludes $0.02 Q4:01 consolidation charge.

STRONG CAPITALIZATION

	As of Dec. 29, 2001		As of Sept. 28, 2002
	Actual		Actual
	($ in millions)
Cash & Cash Equivalents	$58.3		$117.4
Term Loans	$68.6		$0.0
Senior Subordinated Notes	78.9		0.0
Other Debt	9.3		3.5
Senior Convertible Debentures	0.0		185.0

Total Debt	$156.8		$188.5
Shareholder's Equity	286.1		332.8

Total Capitalization	$442.9		$521.4
Net Debt/Total Capitalization	22.2%		13.6%
Net Debt/EBITDA	0.8	x	0.65	x

(1)
Adjusted for subsequent retirements of Senior Subordinated Notes and the Senior Convertible Debenture offering.

FINANCIAL OBJECTIVES

	1997 - 2001 CAGR	2002 Guidance	Long-Term Growth Targets(1)
Revenue Growth	27%	20%	20+%
Research Models	11%	—	8% to 10%
Biomedical Products & Services	52%	—	25% to 30%
Operating Income Growth	42%	—	20% to 25%
Net Income/EPS Growth	NA(2)	50%	25+%

Operating Margins	Improved from 15% to 20%	21% to 22%	22+%

(1)
Includes acquisitions.
(2)
Not meaningful due to recapitalization transaction and prior ownership by B&L.

Contributing to the Search for Healthier Lives

Ticker: CRL

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  Exhibit 99.1
3rd Quarter 2002 Presentation